UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2006

SATCON TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11512	04-2857552
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

27 Drydock Avenue, Boston, Massachusetts	02210-2377
(Address of Principal Executive Offices)	(Zip Code)

(617) 897-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

First Amendment to Securities Purchase Agreement

On December 20, 2006, SatCon Technology Corporation (the “Company”) entered into a First Amendment to Securities Purchase Agreement (the “Amendment”) with certain of the purchasers who participated in the Company’s July 2006 private placement of $12,000,000 aggregate principal amount of senior secured convertible notes and related warrants (the “Private Placement”).  The Amendment amends that certain Securities Purchase Agreement, dated July 19, 2006 (the “Original Agreement”), between the Company and the purchasers who participated in the Private Placement (the “Purchasers”).  The terms of the Private Placement (and the related agreements and securities) are described in detail in the Company’s Current Report on Form 8-K dated July 19, 2006 (filed with the Securities and Exchange Commission on July 21, 2006) (the “July 8-K”).

Pursuant to the Amendment:

•                  the definition of “Excluded Stock” set forth in the Original Agreement was amended to enable the Company to issue up to 1.1 million shares of the Company’s common stock in connection with the early termination of the lease for the Company’s facility located in Worcester, Massachusetts, without such shares being subject to the Purchasers’ right of participation set forth in the Original Agreement and certain prohibitions set forth in the notes and related warrants; and

•                  the Company agreed to extend the expiration date of  the Warrant B’s issued in the Private Placement from May 30, 2007 to August 31, 2007.  As described in the July 8-K, the Warrant B’s give the Purchasers the right to purchase up to an aggregate of 3,636,368 shares of the Company’s common stock at a price of $1.68 per share.

A copy of the Amendment is attached hereto as Exhibit 10.1.

Modification, Termination and Release of Lease Agreement

On December 22, 2006, the Company entered into a Modification, Termination and Release of Lease (the “Termination Agreement”) with Paul E. Hanlon, Trustee of C&M Realty Trust (the “Landlord”), the landlord with respect to the lease for the Company’s manufacturing facility located in Worcester, Massachusetts (the “Worcester Facility”).  As previously announced in the Company’s Current Report on Form 8-K dated September 19, 2006 (filed with the Securities and Exchange Commission on September 21, 2006) (the “September 8-K”), on September 19, 2006, the Board of Directors of the Company approved a plan to close the Worcester Facility in furtherance of the Company’s continuing efforts to streamline operations and reduce its operating costs.  The Company’s execution of, and performance under, the Termination Agreement was in furtherance of such efforts.

Under the existing lease for the Worcester Facility, the aggregate base rent payable for the remaining term of the lease was approximately $1.3 million.  Pursuant to the Termination Agreement, as consideration for the early expiration of the lease, the Company agreed to issue to the Landlord 850,000 shares of the Company’s common stock (the “Shares”) on January 2, 2007.  Under the Termination Agreement, the lease will now expire on the later of (i) February 15, 2007 and (ii) the date on which a registration statement covering the resale of the Shares becomes effective, as described below.

Under the terms of the Termination Agreement, within 30 days following the issuance of the Shares, the Company is obligated to file a registration statement on Form S-3 with the Securities and Exchange Commission (the “SEC”) registering the resale of the Shares.  The Company is also obligated to use its best efforts to cause such registration statement to be declared effective by the SEC within 90 days following the issuance date.

A copy of the Termination Agreement is attached hereto as Exhibit 10.2.

Item 1.02.              Termination of a Material Definitive Agreement.

The information contained in Item 1.01 above with respect to the Termination Agreement is incorporated herein by reference.

Item 2.05.                                          Costs Associated with Exit or Disposal Activities.

As previously announced in the September 8-K, on September 19, 2006, the Board of Directors of the Company approved a plan to close the Worcester Facility in furtherance of the Company’s continuing efforts to streamline operations and reduce its operating costs.  The Company’s execution of, and performance under, the Termination Agreement described above was in furtherance of such efforts.

In connection with the early expiration of the lease for the Worcester Facility pursuant to the Termination Agreement, the Company is in a position to provide an update with respect to the estimated charges associated with the closing of the Worcester Facility (previously estimated to be between $2.5 million and $4.0 million).  The Company now estimates that it will incur total cash and non-cash pre-tax charges of approximately $1.6 million, consisting of $0.3 million of cash charges and $1.3 million of non-cash charges.  Approximately $1.4 million of these charges will be recorded in 2006.   The total estimated cash charges include employee severance and benefits costs of approximately $0.1 million and facility exit costs of approximately $0.2 million.  The total estimated non-cash charges include the write-down in carrying value of assets of approximately $0.2 million and facility exit costs of approximately $1.1 million.  The non-cash facility exit costs relate to the Company’s agreement to issue 850,000 shares of the Company’s common stock to the landlord of the Worcester Facility as consideration for the early expiration of the related lease pursuant to the Termination Agreement, as described in Item 1.01 above.  The Company will amend this report (or file a subsequent report) if it determines that estimates for charges associated with the closing of this facility will vary significantly from the estimates provided in this report.

The Company currently expects this action will result in a reduction of total overhead expenses of rent, facility and personnel costs of approximately $3.0 million per year.

Statements included in this Current Report on Form 8-K which are not historical facts are “forward-looking statements”  made pursuant to the safe harbor provisions of the Private Securities Litigation  Reform Act of 1995 and Securities Exchange Act of 1934.  Such forward-looking statements are made based upon management’s expectations and beliefs concerning future events impacting the Company and therefore  involve a number of uncertainties and risks, including, but not limited to, those described in the Company’s Annual Report on Form 10-K for the fiscal year ended  September 30, 2005 and its other filings with the Securities and Exchange Commission, including, without limitation, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.  As a result, the actual results of the Company’s operations or its financial condition could differ materially from those expressed or implied in these forward-looking statements.

Item 3.02                                             Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above with respect to the issuance of the Shares under the Termination Agreement is incorporated herein by reference.

The Shares will be issued in a transaction exempt from registration under the Securities Act pursuant to Section 4(2) thereof.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
10.1	First Amendment to Securities Purchase Agreement, dated as of December 20, 2006, by and among the Company and the entities identified on the signature pages thereto.
10.2	Modification, Termination and Release of Lease, dated as of December 22, 2006, between the Company and Paul E. Hanlon, Trustee of C&M Realty Trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SATCON TECHNOLOGY CORPORATION

Date: December 27, 2006	By:	/s/ David E. O’Neil
David E. O’Neil
Vice President of Finance and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Securities Purchase Agreement, dated as of December 20, 2006, by and among the Company and the entities identified on the signature pages thereto.
10.2	Modification, Termination and Release of Lease, dated as of December 22, 2006, between the Company and Paul E. Hanlon, Trustee of C&M Realty Trust.